Exhibit 99.1

November 4, 2021

NOTICE OF REDEMPTION OF CERTAIN WARRANTS

(CUSIP 03940F 111)

Dear Warrant Holder,

Archaea Energy Inc. (the “Company”) hereby gives notice that it is redeeming (the “Redemption”), at 5:00 p.m., New York City time, on December 6, 2021 (the “Redemption Date”), (i) all of the Company’s outstanding publicly held warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), that were issued under the Warrant Agreement, dated October 21, 2020 (the “Warrant Agreement”), by and among the Company, LFG Acquisition Holdings LLC and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”) and (ii) all of the Company’s outstanding warrants to purchase shares of Class A Common Stock that were issued to Atlas Point Energy Infrastructure Fund, LLC in a private placement simultaneously with the consummation of the Company’s business combination on September 15, 2021 (the “Forward Purchase Warrants” and, together with the Public Warrants, the “Redeemable Warrants”), in each case for a redemption price of $0.10 per warrant (the “Redemption Price”). Warrants to purchase Class A Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the consummation of the IPO (the “Private Warrants”) are still held by the initial holders thereof or their permitted transferees and thus are not subject to the Redemption.

Under the terms of the Warrant Agreement, the Company is entitled to redeem all of the outstanding Redeemable Warrants at a redemption price of $0.10 per Redeemable Warrant if the last reported sales price of the Class A Common Stock has been at least $10.00 per share on the trading day prior to the date on which this Notice of Redemption is given and provided that there is an effective registration statement covering the shares of Class A Common Stock issuable upon exercise of the Redeemable Warrants and a current prospectus relating thereto available throughout the 30-day redemption period. Because the Private Warrants as of the Redemption Date are held by Rice Acquisition Sponsor LLC, Atlas Point or their respective Permitted Transferees (as defined in the Warrant Agreement), the Private Warrants are not currently callable for redemption. At the direction of the Company, the Warrant Agent is delivering this notice of redemption to each of the registered holders of the outstanding Redeemable Warrants.

The Redeemable Warrants may be exercised by the holders thereof until 5:00 p.m., New York City time, on the Redemption Date to purchase shares of Class A Common Stock underlying such warrants. Holders may continue to exercise Redeemable Warrants and receive Class A Common Stock in exchange for payment in cash of the $11.50 per warrant exercise price. Alternatively, a holder may elect to exercise their Redeemable Warrants on a “cashless basis” and surrender Redeemable Warrants for a certain number of shares of Class A Common Stock that is determined by reference to the table set forth in Section 6.2 of the Warrant Agreement based on the fair market value of the shares of Class A Common Stock and length of time to the expiration of the Redeemable Warrants. Holders of Redeemable Warrants that elect to exercise on such a cashless basis (instead of paying the $11.50 per warrant cash exercise price) will receive 0.361 of a share of Class A Common Stock for each Redeemable Warrant surrendered for exercise. If any holder of Redeemable Warrants would, after taking into account all of such holder’s Redeemable Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

The Public Warrants and the Class A Common Stock are listed on the New York Stock Exchange (the “NYSE”) under the symbols “LFG WS” and “LFG,” respectively. On November 3, 2021, the last reported sale price of the Public Warrants was $7.37 per warrant and the last reported sale price of the Class A Common Stock was $18.87 per share.

The Company understands from the NYSE that December 3, 2021, the trading day prior to the Redemption Date, will be the last day on which the Public Warrants will be traded on the NYSE.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Redeemable Warrant holders to exercise their Redeemable Warrants will terminate immediately prior to 5:00 p.m., New York City time, on the Redemption Date. At 5:00 p.m., New York City time, on the Redemption Date and thereafter, holders of unexercised Redeemable Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Redeemable Warrants in “street name.” We encourage you to consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Redeemable Warrants.

The Company is exercising this right to redeem the Redeemable Warrants pursuant to Section 6.2 of the Warrant Agreement. Pursuant to Section 6.2 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Redeemable Warrants at a redemption price of $0.10 per Redeemable Warrant if the last reported sales price of the Class A Common Stock has been at least $10.00 per share on the trading day prior to the date on which this notice of redemption is given and provided that there is an effective registration statement covering the shares of Class A Common Stock issuable upon exercise of the Redeemable Warrants and a current prospectus relating thereto available throughout the 30-day redemption period. The last reported sale price of the Class A Common Stock on November 3, 2021, the trading day prior to the date on which this notice of redemption is being given, was at least $10.00 per share.

EXERCISE PROCEDURE

Redeemable Warrant holders have until immediately prior to 5:00 p.m., New York City time, on the Redemption Date to exercise their Redeemable Warrants to purchase Class A Common Stock. Warrants may be exercised for cash at the Cash Exercise Price (as defined below) or on a cashless basis:

•	Cash Exercise: Each Redeemable Warrant entitles the holder thereof to purchase one share of Class A Common Stock at a cash price of $11.50 per warrant exercised (the “Cash Exercise Price”). Payment of the Cash Exercise Price must be made by wire transfer of immediately available funds. Wire instructions will be provided to The Depository Trust Company and will otherwise be provided upon request.

•	Cashless Exercise: If exercising on a cashless basis, a holder exercising a Redeemable Warrant will surrender Redeemable Warrants for a certain number of Class A Common Stock that is determined by reference to the table set forth in Section 6.2 of the Warrant Agreement based on the fair market value of the shares of Class A Common Stock and length of time to the expiration of the Redeemable Warrants. Holders of Redeemable Warrants that elect to exercise on a cashless basis (instead of paying the $11.50 per warrant cash exercise price) will receive 0.361 of a share of Class A Common Stock for each Redeemable Warrant surrendered for exercise. If any holder of Redeemable Warrants would, after taking into account all of such holder’s Redeemable Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A Common Stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Those who hold Redeemable Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Redeemable Warrants. The act of exercising is VOLUNTARY, meaning holders must instruct their broker to submit the warrants for exercise.

Persons who are holders of record of their Redeemable Warrants may exercise their Redeemable Warrants by sending a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Redeemable Warrants being exercised and whether such Redeemable Warrants are being exercised on a cash or cashless basis:

Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, NY 10004
Attention: Compliance Department

Telephone Number: (212) 509-4000

The method of delivery of the Redeemable Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The fully and properly completed Election to Purchase and, if the Redeemable Warrants are exercised for cash, payment in full of the Cash Exercise Price, must be received by Continental Stock Transfer & Trust Company prior to 5:00 p.m., New York City time, on the Redemption Date. Subject to the following paragraph, any failure to deliver the Warrant Certificate, a fully and properly completed Election to Purchase or, if the applicable Redeemable Warrants are exercised for cash, the payment in full of the Redemption Price before such time will result in such holder’s Redeemable Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For holders of Redeemable Warrants who hold their Redeemable Warrants in “street name,” broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m., New York City time, on December 8, 2021, to deliver the Redeemable Warrants to the Warrant Agent, provided that a Notice of Guaranteed Delivery and, in the case of a cash exercise, payment in full of the Cash Exercise Price, is received by the Warrant Agent prior to 5:00 p.m., New York City time, on the Redemption Date. Any such Redeemable Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed or, in the case of a cash exercise, without the payment in full of the Cash Exercise Price will be deemed to have been delivered for redemption (at $0.10 per Redeemable Warrant), and not for exercise.

PROSPECTUS

A prospectus covering the Class A Common Stock issuable upon the exercise of the Redeemable Warrants is included in a registration statement (Registration No. 333-260094) initially filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2021 and declared effective by the SEC on October 21, 2021. The SEC maintains an Internet website that contains a copy of this prospectus (and any supplements thereto). The address of that site is www.sec.gov. Alternatively, you can obtain a copy of the prospectus (and any supplements thereto) from our investor relations website at https://ir.archaeaenergy.com/.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Redeemable Warrant for payment after 5:00 p.m., New York City time, on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Redeemable Warrants.

ADDITIONAL INFORMATION

Any questions you may have about redemption or exercise of your Redeemable Warrants may be directed to the Company’s information agent for the Redemption, D.F. King & Co., Inc., Attention: Michael Horthman, by calling (800) 848-3410 (or (212) 269-5550 for banks and brokers), or by emailing LFG@dfking.com. Questions may also be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

ARCHAEA ENERGY INC.

/s/ Eric Javidi
Eric Javidi
Chief Financial Officer

Annex A

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive            shares of Class A Common Stock and herewith tenders payment for such shares of Class A Common Stock to the order of the Company in the amount of $           in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Class A Common Stock be registered in the name of           , whose address is            and that such shares of Class A Common Stock be delivered to            whose address is           . If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of           , whose address is            and that such Warrant Certificate be delivered to           , whose address is           .

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.4 of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.4 of the Warrant Agreement.

In the event that the Warrant is a Private Placement Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(c) of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Class A Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant (as such term is defined in the Warrant Agreement) may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Class A Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall mark the box below and complete the following:

☐ The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Class A Common Stock. If said number of shares of Class A Common Stock is less than all of the shares of Class A Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Class A Common Stock be registered in the name of           , whose address is            and that such Warrant Certificate be delivered to           , whose address is           .

[Signature Page Follows]

Date:                           , 2021

(Signature)

(Address)

(Tax Identification Number)

Signature Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (OR ANY SUCCESSOR RULE)).